1933 Act File No. 33-47641
                                                      1940 Act File No. 811-6650

                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
                       Post-Effective Amendment No. 14                       [X]
                                       And

           REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT           [X]
                                     OF 1940

                              AMENDMENT No. 13                               [X]

                         LORD ABBETT RESEARCH FUND, INC.
                         -------------------------------
                Exact Name of Registrant as Specified in Charter

                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                      Address of Principal Executive Office

                  Registrant's Telephone Number (212) 848-1800
                  --------------------------------------------

                         Thomas F. Konop, Vice President
                     767 Fifth Avenue, New York, N.Y. 10153
                     --------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

______  immediately on filing pursuant to paragraph (b) of Rule 485

  X     on April 1, 1998 pursuant to paragraph (b) of Rule 485
______
        60 days after filing pursuant to paragraph (a) (1) of Rule 485

______  on (date) pursuant to paragraph (a) (1) of Rule 485

        75 days after filing pursuant to paragraph (a) (2) of Rule 485 on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

        this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                         LORD ABBETT RESEARCH FUND, INC.
                                    FORM N-1A
                              Cross Reference Sheet
                         Post-Effective Amendment No. 14
                             Pursuant to Rule 481(a)

This Post-Effective Amendment No. 14 (the "Amendment") to the Registrant's Registration Statement relates only to Lord Abbett Research Fund - Mid-Cap Series.

The other series and classes of shares of the Registrant are listed below and are offered by the Prospectus and Statement of Additional Information in Parts A and B, respectively, of the Post-Effective Amendments to the Registrant's Registration Statement as identified. The following are separate series and/or classes of shares of the Registrant. This Amendment does not relate to, amend or otherwise affect the Prospectus and Statement of Additional Information contained in the prior Post-Effective Amendments listed below, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effecive Amendments.

                                                               Post-Effective
                                                               Amendment No.
                                                               --------------
Small-Cap Series - Class Y                                          13
Small-Cap Series - Class A, B and C                                 12
Large-Cap Series - Class A, B and C                                 12

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information
---------                      ------------------------------------
1                              Cover Page
2                              Fee Table
3 (a)                          Financial Highlights; Performance
3 (b)                          N/A
4 (a) (i)                      Cover Page
4 (a) (ii)                     Investment Objective; How We Invest
4 (b) (c)                      How We Invest
5 (a) (b) (c)                  Our Management; Back Cover Page
5 (d)                          N/A
5 (e)                          Back Cover Page
5 (f)                          Our Management
5 (g)                          N/A
5  A                           Performance
6 (a)                          Cover Page
6 (b) (c) (d)                  N/A
6 (e)                          Cover Page
6 (f) (g)                      Dividends, Capital Gains
                               Distributions and Taxes
7 (a)                          Back Cover Page
7 (b) (c) (d)
  (e) (f)                      Purchases
8 (a) (b) (c)
  (d)                          Redemptions
9                              N/A
10                             Cover Page
11                             Cover Page - Table of Contents
12                             N/A
13 (a) (b) (c)
   (d)                         Investment Objective and Policies
14                             Trustees and Officers
15 (a) (b)                     N/A
15 (c)                         Trustees and Officers
16 (a) (i)                     Investment Advisory and Other Services
16 (a) (ii)                    Trustees and Officers
16 (a) (iii)                   Investment Advisory and Other Services

16 (b)                         Investment Advisory and Other Services
16 (c) (d) (e)
   (g)                         N/A
16 (f)                         Purchases, Redemptions
                               and Shareholder Services
16 (h)                         Investment Advisory and Other Services
16 (i)                         N/A
17 (a)                         Portfolio Transactions
17 (b)                         N/A
17 (c)                         Portfolio Transactions
17 (d)                         Portfolio Transactions
17 (e)                         N/A
18 (a)                         Cover Page
18 (b)                         N/A
19 (a) (b)                     Purchases, Redemptions
                               and Shareholder Services; Notes
                               to Financial Statements
19 (c)                         N/A
20                             Taxes

Form N-1A                      Location In Prospectus or
Item No.                       Statement of Additional Information
---------                      -----------------------------------
21 (a)                         Purchases, Redemptions
                               and Shareholder Services
21 (b) (c)                     N/A
22 (a)                         N/A
22 (b)                         Past Performance
23                             Financial Statements; Supplementary
                               Financial Information

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) Financial Statements

             Part A - Financial Highlights for the two fiscal years ended November 30, 1997 and November 30, 996, and for the period August 1, 1995 (commencement of operations) - to November 30, 1995.

             Part B - Statement of Net Assets at November 30, 1996. Statement of Operations at November 30, 1997.

         (b) Exhibits -
                  99.B11 Consent of Deloitte & Touche**
                  Ex.16  Computation of Performance*

      *     Filed herewith
     **     To Be Filed
If exhibit is not mentioned above, it is not applicable or has been previously filed.

Item 25. Person Controlled by or Under Common Control with Registrant

              None.

Item 26. Number of Record Holders of Securities
                               As of March 6, 1998

                                  Mid-Cap - 60

Item 27. Indemnification

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section

         17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

             John J. Walsh
             Trustee
             The Brooklyn Hospital Center
             100 Parkside Avenue
             Brooklyn, N.Y.

Item 29. Principal Underwriter

         (a) Lord Abbett Affiliated Fund, Inc.
             Lord Abbett Bond-Debenture Fund, Inc.
             Lord Abbett Mid-Cap Value Fund, Inc.
             Lord Abbett Developing Growth Fund, Inc.
             Lord Abbett Tax-Free Income Fund, Inc.
             Lord Abbett Global Fund, Inc.
             Lord Abbett U. S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
             Lord Abbett Equity Fund
             Lord Abbett Tax-Free Income Trust
             Lord Abbett Securities Trust
             Lord Abbett Investment Trust

             Investment Advisor
             American Skandia Trust (Lord Abbett Growth and Income Portfolio)

         (b) The partners of Lord, Abbett & Co. are:

             Name and Principal                        Positions and Offices
             Business Address (1)                      with Registrant
             --------------------                      ---------------
             Robert S. Dow                             Chairman and President
             Zane E. Brown                             Vice President
             Paul A. Hilstad                           Vice President &
                                                         Secretary
             Stephen I. Allen                          Vice President
             Daniel E. Carper                          Vice President
             Daria L. Foster                           Vice President
             W. Thomas Hudson                          Vice President
             Michael McLaughlin                        Vice President
             Robert G. Morris                          Vice President
             E. Wayne Nordberg                         Vice President
             Robert J. Noelke                          Vice President
             John J. Walsh                             Vice President

             (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

         (c) Not applicable

Item 30. Location of Accounts and Records

         Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

LORD ABBETT RESEARCH FUND, INC.
The General Motors Building
767 Fifth Avenue

================================================================================

The Mid-Cap Series ("Mid-Cap Series", or the "Series") is a diversified separate series of Lord Abbett Research Fund, Inc. ("we" or the "Fund"), an open-end management investment company incorporated in Maryland on April 6, 1992. The Fund currently consists of three Series. Only shares of the Mid-Cap Series are being offered in this Prospectus.

   The Mid-Cap Series' investment objective is to seek capital appreciation through investments primarily in equity securities which are believed to be undervalued in the marketplace. In its search for value, the Mid-Cap Series seeks companies which are primarily middle-sized, based on the value of their outstanding stock. There can be no assurance that the Series will achieve its objective.

   The Directors may provide for additional series from time to time. Within each series, the freely transferable shares will have equal rights with respect to dividends, assets, liquidation and voting.

   This Prospectus sets forth concisely the information about the Series that a prospective investor should know before investing. Additional information about the Fund and the Series has been filed with the Securities and Exchange Commission and is available upon request without charge. The Statement of Additional Information is incorporated by reference into this Prospectus and may be obtained, without charge, by writing to the Fund or by calling the Fund at 800-874-3733. Ask for "Part B of the Prospectus -- the Statement of Additional Information".

   The date of this Prospectus, and the date of the Statement of Additional Information, is April 1, 1998.

PROSPECTUS

Investors should read and retain this Prospectus. Shareholder inquiries should be made in writing to the Fund or by calling 800-821-5129. You can also make inquiries through your broker-dealer.

================================================================================

CONTENTS                                   PAGE

  1  Investment Objectives                  2
  2  Fee Table                              2
  3  Financial Highlights                   2
  3  How We Invest                          2
  4  Purchases                              8
  5  Our Management                         8
  6  Dividends, Capital Gains
     Distributions and Taxes                9
  7  Redemptions                           10
  8  Performance                           10

================================================================================

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   INVESTMENT OBJECTIVE
   =============================================================================

The investment objective of the Mid-Cap Series is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

   FEE TABLE
   =============================================================================

A summary of expenses of the Series is set forth in the table below in order to provide a better understanding of such expenses. The example is not a representation of past or future expenses. Actual expenses may be more or less than those shown.

Example: Assume annual return of the Series is 5% and there is no

--------------------------------------------------------------------------------
  Shareholder Transaction Expenses           Mid-Cap
  (as a percentage of offering price)        Series

  Maximum Sales Load(1) on Purchases         -------
  (See "Purchases")                           None
  Redemption Fee                              None
--------------------------------------------------------------------------------
  Annual Fund Operating Expenses
  (as a percentage of average net assets)

  Management Fees (See "Our Management")     .00%(2)
  12b-1 Fees                                  None
  Other Expenses (See "Our Management")      .00%(2)
--------------------------------------------------------------------------------
  Total Operating Expenses                   .00%(2)
--------------------------------------------------------------------------------

change in the level of expenses described below. For a $1,000 investment, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

                   1 year(3)        3 years(3)
                   ---------        ----------
Mid-Cap Series        $0               $0

(1) Sales "load" is referred to as sales "charge" throughout this Prospectus.

(2) Although not obligated to, Lord, Abbett & Co. intends to waive its management fee and subsidized the expenses of the Series. The management fee for the Series would be .75% and other expenses are estimated to be .40% (for total estimated operating expenses of 1.15%) for the Series for the current fiscal year, absent such waiver and subsidy.

(3) These figures reflect a management fee waiver and expense subsidy from Lord, Abbett & Co. These expenses without such waiver and subsidy are estimated to be $12 and $37, respectively.

   FINANCIAL HIGHLIGHTS
   =============================================================================

The following financial highlights have been audited by Deloitte & Touche LLP, independent auditors, whose report thereon is incorporated by reference into the Statement of Additional Information and may be obtained on request.

----------------------------------------------------------------------------------------------------------------------
                                                      Year Ended November 30,           For the Period August 1, 1995
  Per Class A Share+ Operating                        -----------------------           (Commencement of Operations)
  Performance:                                        1997              1996            to November 30, 1995
----------------------------------------------------------------------------------------------------------------------
  Net asset value, beginning of period               $12.84            $10.18                 $10.00
  Income from Investment Operations
  Net investment income++                               .23               .30                    .10*
  Net realized and unrealized gain on investments      3.39              2.50                    .08
  Total from investment operations                     3.62              2.80                    .18
----------------------------------------------------------------------------------------------------------------------
  Distributions
  Dividends from net investment income                 (.28)             (.12)                  --
  Net realized gain from security transactions         --                (.02)                  --
  Net asset value, end of period                     $16.18            $12.84                 $10.18
----------------------------------------------------------------------------------------------------------------------
  Total Return                                        28.90%            27.81%                  1.80%*
----------------------------------------------------------------------------------------------------------------------
  Ratios/Supplemental Data:
  Net assets, end of period (000)                    $1,672            $1,462                   $968
  Ratios to Average Net Assets:
  Expenses, including waiver                            .00%              .00%                  0.00%*
  Expenses, excluding waiver                           1.58%             2.39%                  1.20%*
  Net investment income                                1.69%             2.67%                  1.04%*
  Portfolio turnover rate                             52.86%            30.78%                  1.55%
----------------------------------------------------------------------------------------------------------------------
  Average commisions per share paid on
    equity transactions                               $.049             $.062                  $.048
----------------------------------------------------------------------------------------------------------------------

  * Not Annualized
  + See Notes to Financials
  ++ Net of management fee waiver and expenses assumed.

4  HOW WE INVEST
   =============================================================================

The Mid-Cap Series invests primarily in common stocks (including securities convertible into common stocks) of mid-cap companies, defined for this purpose as companies whose outstanding equity securities have an aggregate market value of between $200 million and $5 billion. Under normal circumstances, at least 65% of the Series' total assets will consist of investments made in mid-cap companies, determined at the time of purchase. Stocks are selected based on capital appreciation potential, without regard to current income, utilizing a value-based, disciplined investment process that seeks to identify and invest in undervalued securities. This investment process consists of three steps.

   First, quantitative research is used to identify a universe of stocks which are relatively undervalued in comparison to other similar investments. From this universe of stocks the most attractive companies are set aside as candidates for further analysis.

   In the second step of the process, fundamental research seeks to identify candidates likely to produce attractive investment returns over a six to twelve month time period. This is done, for example, by analyzing the key elements of each company's profitability, such as the company's competitive position, its strategies for improving returns to shareholders, and the probability of management's success based on past experience.

   The third part of the investment process is an analysis of the company's prospects in view of our economic outlook for a standard time period. This outlook is developed periodically throughout the year, taking into consideration, for example, such factors as (i) the level and direction of inflation, interest rates, and general economic activity and (ii) government monetary and fiscal policies.

   The investment portfolio of the Mid-Cap Series will be diversified among many issuers representing many different industries. The portfolio of the Mid-Cap Series reflects the collective judgment of the Research Department of Lord, Abbett & Co. ("Lord Abbett") as to what securities represent the greatest long-term investment value pursuant to the Mid-Cap Series' investment objective and policies. At the time of purchase, securities selected for the Mid-Cap Series' portfolio may be largely neglected by the investment community or, if widely followed, they may be out of favor.

   Mid-Cap Series may deal in options on securities, and securities indexes, and financial futures transactions, including options on financial futures. Mid-Cap Series may write (sell) covered call options and secured put and call options provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options.

   Mid-Cap Series is not currently employing any of the options and financial futures transactions described above.

OTHER POLICIES.

   Foreign Investments. Up to 35% of the Series' net assets (at the time of investment) may be invested in securities (of the type described above) which are primarily traded in foreign countries. See "Risk Factors" below.

   Foreign Currency Hedging Techniques. The Series may utilize various foreign currency hedging techniques described below.

   A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a currency at a set price on a future date. The Series may enter into forward foreign currency contracts in primarily two circumstances. First, when the Series desires to "lock in" the U.S. dollar price of the security, by entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date of purchase or sale and the date of settlement.

   Second, when Fund management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-currency-hedging technique whereby it enters into such a forward contract to sell another currency (obtained in exchange for the cur-rency which the portfolio securities are denominated in if such securities are sold) which it expects to decline in a similar manner but which has a lower transaction cost. Precise matching of the forward contract and the value of the securities involved will generally not be possible.

   The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets (O-T-C options are generally less liquid and involve issuer credit risk). A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. The premiums paid for such foreign currency put options will not exceed 5% of the net assets of the Series.

   Unlisted options together with other illiquid securities may comprise no more than 15% of the Series' net assets.

   A foreign currency call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing or cross-hedging (described above) may not exceed 90% of the value of the securities denominated in such currency (a) invested in by the Series to cover such call writing or (b) to be crossed.

   The Series may invest up to 15% of its net assets in illiquid securities. Securities determined by the Directors to be liquid pursuant to Securities and Exchange Commission Rule 144A will not be subject to this limit. Investments by the Series in Rule 144A securities initially determined to be liquid could have the effect of diminishing the level of the Series' liquidity during periods of decreased market interest in such securities. Under the Rule, a qualifying unregistered security may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment.

   The Series may engage in (a) investing in closed-end investment companies,
(b) investing in straight bonds or other debt securities, including lower rated, high-yield bonds, (c) lending of its portfolio securities to broker-dealers on a secured basis and (d) investing in rights and warrants to purchase securities (included within these purchases but not exceeding 2% of the value of its assets, may be warrants which are not listed on the New York or American Stock Exchanges), but the Series has the present intention to commit more than 5% of gross assets to any one of these four identified practices. The Series will invest more than 5% of its assets (at the time of investment) in lower rated (BB/Ba or lower), high-yield bonds.

   The Series will not borrow money, except as a temporary measure for extraordinary or emergency purposes and then not in excess of 5% of its gross assets at the lower of cost or market value.

   For temporary defensive purposes or to create reserve purchasing power pending other investments, the Series may invest in high-quality, short-term debt obligations of banks, corporations or the U.S. Government of the type normally owned by a money market fund.

   The Series may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Series at a mutually agreed-upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. The Series repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss.

   The Series may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Series with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Series at the time of entering other liquid high-grade debt obligations having a value equal to or greater than the Series' purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Series' assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Series' net asset value.

   The Series may make short sales of securities or maintain a short position, provided that at all times when a short position is open the Series owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale against-the-box), and that not more than 25% of the Series' net assets (determined at the time of the short sale) may be subject to such sales. Short sales will be made primarily to defer realization of gain or loss for federal tax purposes. The Series does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales against-the-box.

   The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Series and the counterparty have provided for the Series, at the Series' election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Series of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Series to treat the assets used as "cover" as "liquid".

   The Series will not change its investment objective without shareholder approval. If the Series determines that its objective can best be achieved by a substantive change in investment policy or strategy, the Series may make such a change without shareholder approval by disclosing it in the prospectus.

Risk Factors. If the Series remains small, there is risk that redemptions may
(a) cause portfolio securities to be sold prematurely (at a loss or gain, depending upon the circumstances) or (b) hamper or prevent a contemplated portfolio security purchase.

   Foreign Securities. Securities markets of foreign countries in which the Series may invest generally are not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. There may be less publicly-available information on publicly-traded companies, banks and governments in foreign countries than generally is the case for such entities in the United States. The lack of uniform accounting standards and practices among countries impairs the validity of direct comparisons of valuation measures (such as price/earnings ratios) for securities in different countries. Other considerations include political and social instability, expropriation, higher transaction costs, currency fluctuations, withholding taxes that cannot be passed through as a tax credit to shareholders and different securities settlement practices. Foreign securities may be traded on days that the Series does not value its portfolio securities, and, accordingly, the Series' net asset value may be significantly affected.

   Under normal circumstances, the Series will invest primarily in common stocks, and/or securities convertible into common stocks, which subjects the Series to market risk, that is, the possibility that common stock prices will decline over short or even extended periods. Although Mid-Cap Series invests primarily in middle-sized companies, it also may invest, from time to time, in stocks of large-sized and small-sized companies guided by the policies mentioned above. Small capitalized companies may offer significant appreciation potential. However, smaller companies may carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors, and this may make them more susceptible to setbacks or economic downturns. Small capitalized companies may be more volatile in price, normally have fewer shares outstanding and these shares trade less frequently than large companies. Therefore, the securities of smaller companies may be subject to wider price fluctuations. In many instances the securities of smaller companies are traded over the counter and may not be traded in the volume typical on a national securities exchange.

5  PURCHASES
   =============================================================================

The Series' shares may only be purchased by employees and partners of Lord Abbett, directors (trustees) of Lord Abbett-managed funds and spouses and other family members of such employees, partners and directors (trustees). All shares may be purchased at the net asset value per share next computed after the order is received by Lord Abbett. For the Series the minimum initial investment is $1,000. Subsequent investments may be made in any amount. Place your order with Lord Abbett or send it to Mid-Cap Series of the Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141).

   The net asset value of the Series' shares is calculated every business day as of the close of the New York Stock Exchange ("NYSE"), by dividing net assets by shares outstanding. Securities in the Series' portfolio are valued at their market value as more fully described in the Statement of Additional Information. A business day is a day on which the NYSE is open for trading. We are not obligated to maintain the offering or its terms and the offering may be suspended, changed or withdrawn. Lord Abbett reserves the right to reject any order. Certificates representing shares of the Series will not be issued. This will relieve shareholders of the responsibility and inconvenience of safekeeping share certificates and save the Fund unnecessary expense. If you have any questions, call the Fund at 800-821-5129.

   Telephone Exchange Privilege: Shares may be exchanged, without a service charge, for those of any other Lord Abbett-sponsored fund except for (i) Lord Abbett Equity Fund, (ii) Lord Abbett Series Fund and (iii) certain tax-free single-state series where the exchanging shareholder is a resident of a state in which such series is not offered for sale (together, "Eligible Funds").

   You or your representative with proper identification can instruct the Fund to exchange shares by telephone. Shareholders have this privilege unless they refuse it in writing. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine and will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, and recording all telephone exchanges. Instructions must be received by the Fund in Kansas City (800-521-5315) prior to the close of the NYSE to obtain each fund's net asset value per share on that day. Expedited exchanges by telephone may be difficult to implement in times of drastic economic or market change. The exchange privilege should not be used to take advantage of short-term swings in the market. The Fund reserves the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. The Fund can revoke the privilege for all shareholders upon 60 days' prior written notice. A prospectus for the other Lord Abbett-sponsored fund selected by you should be obtained and read before an exchange. Exercise of the Exchange Privilege will be treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be recognized.

   OUR MANAGEMENT
   =============================================================================

Our business is managed by our officers on a day-to-day basis under the overall direction of our Board of Directors with the advice of Lord Abbett (herein referred to as "management"). We employ Lord Abbett as investment manager for the Series pursuant to a Management Agreement. Lord Abbett has been an investment manager for over 65 years and currently manages approximately $25 billion in a family of mutual funds and other advisory accounts. Under the Management Agreement, Lord Abbett is obligated to provide the Series with investment management services and executive and other personnel, pay the remuneration of our officers and of our directors affiliated with Lord Abbett, provide us with office space and pay for ordinary and necessary office and clerical expenses relating to research, statistical work and supervision of the Series' portfolio and certain other costs. Lord Abbett provides similar services to twelve other Lord Abbett-sponsored funds having various investment objectives and also advises other investment clients. John J. Walsh, Jr., Lord Abbett partner for over five years, is primarily responsible for the day-to-day management of the Mid-Cap Series and has been since inception. Mr. Walsh delegates management duties with respect to the Mid-Cap Series to a committee consisting, at any time, of three Lord Abbett employees from the Research Department. The members of the committee, who also may be officers of the Fund, have staggered terms to assure continuity and a forum for different judgments as to what securities represent the greatest investment value for the Mid-Cap Series.

   Under the Management Agreement, the Series is obligated to pay Lord Abbett a monthly fee based on its average daily net assets for each month at the annual rate of .75%. This fee is higher than that used for most mutual funds. Because Lord Abbett intends to waive the payment of the management fee, for the year after commencement of operations of the Series, the effective fee payable to Lord Abbett by the Series as a percentage of average daily net assets is expected to be at the annual rate of zero percent for such period. In addition, we pay all expenses not expressly assumed by Lord Abbett. The Series' ratio of expenses, including management fee expenses, to average net assets for such one-year period is expected to be zero percent.

   DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS AND TAXES
   =============================================================================

With respect to the Series, dividends from taxable net investment income may be taken in cash or invested in additional shares at net asset value (without a sales charge) and will be paid to shareholders annually in December.

   A long-term capital gains distribution is made when the Series has net profits during the year from sales of securities which it has held more than one year. If the Series has realized net short-term capital gains, they also will be distributed. Any capital gains distributions will be made annually in December. They may be taken in cash or invested in more shares at net asset value without a sales charge.

   Dividends and distributions declared in October, November or December of any year will be treated for federal income tax purposes as having been received by shareholders of the Series in that year if they are paid before February 1 of the following year. A supplemental capital gains distribution also may be paid in December.

   The Series intends to meet the requirements of Subchapter M of the Internal Revenue Code. The Series will try to distribute to shareholders all of its net investment income and net realized capital gains, so as to avoid the necessity of paying federal income tax. Distributions by the Series of any net long-term capital gains will be taxable to a shareholder as long-term capital gains regardless of how long the shareholder has held the shares. Under recently enacted legislation, the maximum tax rate for a U.S. individual, estate or trust is reduced to 20% for distributions derived from the sale of assets held by the Series for more than 18 months. (If the taxpayer is in the 15% tax bracket, the rate is 10%.) For distributions derived from the sale of assets held by the Series for between 12 and 18 months, the tax rate remains at 28% (15% if the taxpayer is in the 15% tax bracket).

   Shareholders may be subject to a $50 penalty under the Internal Revenue Code and we may be required to withhold and remit to the U.S. Treasury a portion (31%) of any redemption or repurchase proceeds and of any dividend or distribution on any account, where the payee (shareholder) failed to provide a correct taxpayer identification number or to make certain required certifications.

   Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options, forward contracts and cross hedges.

   We will inform shareholders of the federal tax status of each dividend and distribution after the end of each calendar year.

   Shareholders should consult their tax advisers concerning applicable state and local taxes as well as on the tax consequences of gains or losses from the redemption or exchange of our shares.

   REDEMPTIONS
   =============================================================================

To obtain the proceeds of an expedited redemption of $50,000 or less, you or your representative with proper identification can telephone the Fund. This privilege is automatically extended to all shareholders. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine with respect to the Fund and, therefore, will employ reasonable procedures to confirm that instructions received are genuine, including requesting proper identification, recording all telephone redemptions and mailing the proceeds only to the named shareholder at the address appearing on the account registration.

   If you cannot use the expedited redemption procedures described above to redeem shares directly, send your request to Mid-Cap Series of the Lord Abbett Research Fund, Inc. (P.O. Box 419100, Kansas City, Missouri 64141) with signature(s) and any legal capacity of the signer(s) guaranteed by an eligible guarantor.

   Under certain circumstances and subject to prior written notice, our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares.

   PERFORMANCE
   =============================================================================

   Lord Abbett Research Fund -- Mid-Cap Series completed its fiscal year on November 30, 1997. The Series' net asset value was $16.18 per share versus $12.84 one year ago. Over the period, the Series' produced a total return (the percent change in net asset value with all distributions reinvested) of 28.9%.

   Over the past year, the stock market experienced several corrections before rebounding to new heights. This occurred against a background of surprising strength in the economy, concerns of inflation and a volatile interest-rate environment. The positive performance of your Series over the past year can be attributed to the use of the best ideas generated by the Series' research team. Specifically, individual issues in the technology, finance and consumer sectors proved to be rewarding.

   Your Series is not sector-weighted (diversified in proportion to an index) and, as such, during the past year relied on, and continues to rely on, stock selection of undervalued companies, with solid fundamental prospects, in the mid-cap universe. The prospects are good for mid-cap company stocks (those with total outstanding stock valued between $500 million and $5 billion) because they have been overlooked in a market primarily driven by large-caps.

   Total Return. We calculate our average annual total return for the Series for a given period by determining an annual compounded rate that would cause the hypothetical initial investment made on the first day of the period to equal the ending redeemable value. The calculation assumes for the period a $1,000 hypothetical initial investment in the Series, the reinvestment of all income and capital gains distributions on the reinvestment dates at the prices calculated as stated in the Prospectus, and a complete redemption at the end of the period to determine the ending redeemable value. Further information about the Series' performance will be in its annual report to shareholders which may be obtained without charge.

Underwriter and Distributor
Lord, Abbett & Co. and Lord Abbett Distributor LLC
The General Motors Building
767 Fifth Avenue
New York, New York 10153-0203
212-848-1800

Custodian
The Bank of New York
48 Wall Street
New York, New York 10286

Comparison of changes in value of a $10,000 investment in shares of Lord Abbett Research Fund Mid-Cap Series, assuming reinvestment of all dividends and distributions, to such an investment in the unmanaged Standard & Poor's Mid-Cap 400 Index

                              [LINE CHART OMITTED]

                       ----------------------------------
                           Average Annual Total Return
                          for Mid-Cap Series Shares(2)
                       ----------------------------------
                                         Life of Series
                          1 Year         8/1/95-11/30/97
                       ----------------------------------
                          28.90%             24.80%
                       ----------------------------------

(1) Performance numbers for the Standard & Poor's Mid-Cap 400 Index, which is unmanaged, do not reflect transaction costs or management fees. An investor cannot invest directly in this index.

(2) Total return is the percent chagne in value with all dividends and distributions reinvested for the periods shown using the SEC-required uniform method to compute such return.

Transfer Agent and Dividend Disbursing Agent
United Missouri Bank of Kansas City, N.A.
Tenth and Grand
Kansas City, Missouri 64141

Shareholder Servicing Agent
DST Systems, Inc.
P.O. Box 419100
Kansas City, Missouri 64141
800-821-5129

Auditors
Deloitte & Touche LLP

LORD ABBETT
Statement of Additional Information                                April 1, 1998

                         Lord Abbett Research Fund, Inc.
                                 Mid-Cap Series
--------------------------------------------------------------------------------

This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord, Abbett & Co. ("Lord Abbett") at The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. This Statement relates to, and should be read in conjunction with, the Prospectus dated April 1, 1998.

Lord Abbett Research Fund, Inc. (sometimes referred to as the "Fund") was incorporated under Maryland law on April 6, 1992. The Fund's Board of Directors has authority to classify its shares of common stock into separate Series without further action by shareholders. The Fund has three Series: Large-Cap, Mid-Cap and Small-Cap. Only Mid-Cap Series (sometimes referred to as the "Series" or "we" and/or "Mid-Cap Series") is described in this Statement of Additional Information. To date, 50,000,000 shares of Mid-Cap Series have been designated by the Board of Directors. Although no present plans exist, further series may be added in the future. The Investment Company Act of 1940, as amended (the "Act"), requires that where more than one series exists, the series must be preferred over all other series with respect to assets specifically allocated to such series.

Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Fund, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of the Series in the matter are identical or the matter does not affect any interest of such Series. However, the Rule exempts from these separate voting requirements the selection of independent public accountants, the approval of principal distributing contracts and the election of directors.

Shareholder inquiries should be made by writing directly to the Fund or by calling 800-821-5129. In addition, you can make inquiries through Lord Abbett.

                        TABLE OF CONTENTS                         PAGE

                  1.    Investment Objective and Policies         2

                  2.    Directors and Officers                    4

                  3.    Investment Advisory and Other Services    6

                  4.    Portfolio Transactions                    7

                  5.    Purchases, Redemptions
                        and Shareholder Services                  8

                  6.    Past Performance                          9

                  7.    Taxes                                     9

                  8.    Information About The Fund                10

                  9.    Financial Statements                      10

                                       1.
                        Investment Objective and Policies

Fundamental Investment Restrictions. The Series' investment objective and policies are described in the Prospectus under "How We Invest". In addition to those policies described in the Prospectus, the Series is subject to the following fundamental investment restrictions which cannot be changed for the series without the approval of the holders of a majority of the Series' respective shares. The Series may not: (1) borrow money (except that (i) the series may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Series may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Series may purchase securities on margin to the extent permitted by applicable law); (2) pledge its assets (other than to secure such borrowings or, to the extent permitted by the Series' investment policies as set forth in its prospectus and statement of additional information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies); (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that in connection with the disposition of its portfolio securities it may be deemed to be an underwriter under federal securities laws; (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Series may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the series' prospectus and statement of additional information, as they may be amended from time to time; (5) buy or sell real estate (except that the Series may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent the Series may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts); (6) with respect to 75% of the gross assets of the Series, buy securities if the purchase would then cause it to (i) have more than 5% of its gross assets, at market value at the time of investment, invested in the securities of any one issuer except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) own more than 10% of the voting securities of any issuer; (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or (8) issue senior securities to the extent such issuance would violate applicable law.

With respect to the restrictions mentioned herein, compliance therewith will not be affected by change in the market value of portfolio securities but will be determined at the time of purchase or sale of such securities.

Non-Fundamental Investment Restrictions. In addition to those policies described in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, the Series also is subject to the following non-fundamental investment policies which may be changed by the Board of Directors without shareholder approval. The Series may not: (1)borrow in excess of 5% of make short sales of securities or maintain a short position except to the extent permitted by applicable law; (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities (securities qualifying for resale under Rule 144A of the Securities Act of 1933 ("Rule 144A") that are determined by the Directors, or by Lord Abbett pursuant to delegated authority, to be liquid are considered liquid securities); (3) invest in securities issued by other investment companies as defined in the Act, except as permitted by the Act; (4) purchase securities of any issuer unless it or its predecessor has a record of three years' continuous operation, except that the Series may purchase securities of such issuers through subscription offers or other rights it receives as a security holder of companies offering such subscriptions or rights, and such purchases will then be limited in the aggregate to 5% of the Series' net assets at the time of investment; (5) hold securities of any issuer when more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Fund's officers or directors or by one or more partners of the Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of such securities; (6) invest in warrants, valued at the lower of cost or market, to exceed 5% of the Series' net assets, including warrants not listed on the New York or American Stock Exchange which may not exceed

2% of such net assets; (7) invest in real estate limited partnership interests or interest in oil, gas or other mineral leases, or exploration or development programs, except that the Series may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities; or (8) borrow in excess of 33 1/3 of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes.

Investment Techniques Which May Be Used By The Series

Lending of Portfolio Securities. Although the Series has no current intention of doing so in the foreseeable future, the Series may seek to earn income by lending portfolio securities. Under present regulatory policies, such loans may be made to member firms of the New York Stock Exchange ("NYSE") and are required to be secured continuously by collateral consisting of cash, cash equivalents, or United States Treasury bills maintained in an amount at least equal to the market value of the securities loaned. The Series will have the right to call a loan and obtain the securities loaned at any time upon five days' notice. During the existence of a loan the Series will receive the income earned on investment of collateral. The aggregate value of the securities loaned will not exceed 5% of the value of the Series' gross assets.

If the Series enters into repurchase agreements as provided in clause (4) above, it will do so only with those primary reporting dealers that report to the Federal Reserve Bank of New York and with the 100 largest United States commercial banks and the underlying securities purchased under the agreements will consist only of those securities in which the Series otherwise may invest.

Foreign Currency Hedging Techniques. The Series may utilize various foreign currency hedging techniques described below, including forward foreign currency contracts and foreign currency put and call options.

Forward Foreign Currency Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a set price at a future date. The Series expects to enter into forward foreign currency contracts in primarily two circumstances. First, when the Series enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transaction, the Series will be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Second, when management believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, the Series may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Series' portfolio securities denominated in such foreign currency or, in the alternative, the Series may use a cross-hedging technique whereby it sells another currency which the Series expects to decline in a similar way but which has a lower transaction cost. Precise matching of the forward contract amount and the value of the securities involved will not generally be possible since the future value of such securities denominated in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Series does not intend to enter into such forward contracts under this second circumstance on a continuous basis.

Foreign Currency Put and Call Options. The Series also may purchase foreign currency put options and write foreign currency call options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Series, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

Exchange-listed options markets in the United States include several major currencies, and trading may be thin and illiquid. A number of major investment firms trade unlisted options which are more flexible than exchange-listed options with respect to strike price and maturity date. Unlisted options generally are available in a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. Unlisted options, together with other illiquid securities, are subject to a limit of 15% of the Series' net assets.

A call option written by the Series gives the purchaser, upon payment of a premium, the right to purchase from the Series a currency at the exercise price until the expiration of the option. The Series may write a call option on a foreign currency only in conjunction with a purchase of a put option on that currency. Such a strategy is designed to reduce the cost of downside currency protection by limiting currency appreciation potential. The face value of such writing may not exceed 90% of the value of the securities denominated in such currency invested in by a Series or in such cross currency (referred to above) to cover such call writing.

The Fund's custodian will segregate cash or permitted securities belonging to the Series in an amount not less than that required by SEC Release 10666 and related policies with respect to the Series' assets committed to (a) writing options, (b) forward foreign currency contracts and (c) cross hedges entered into by the Series. If the value of the securities segregated declines, additional cash or debt securities will be added on a daily basis (i.e., marked to market), so that the segregated amount will not be less than the amount of the Series' commitments with respect to such written options, forward foreign currency contracts and cross hedges.

                                       2.
                             Directors and Officers

The following directors are partners of Lord, Abbett & Co. ("Lord Abbett"), The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203. They have been associated with Lord Abbett for over five years and are also officers, directors or trustees of the twelve other Lord Abbett-sponsored funds. They are "interested persons" as defined in the Act, and as such, may be considered to have an indirect financial interest in the Rule 12b-1 Plan described in the Prospectus.

Robert S. Dow, age 53, Chairman and President
E. Wayne Nordberg, age 59

The following outside directors are also directors or trustees of the twelve other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow
Courtroom Television Network
600 Third Avenue
New York, New York

Chief Executive Officer of Courtroom Television Network. Formerly President and Chief Executive Officer of Time Warner Cable Programming, Inc. Prior to that, formerly President and Chief Operating Officer of Home Box Office, Inc. Age 56.

Stewart S. Dixon
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon. Age 67.

John C. Jansing
162 S. Beach Road
Hobe Sound, Florida

Retired. Former Chairman of Independent Election Corporation of America, a proxy tabulating firm. Age 72.

C. Alan MacDonald
Directorship Inc.
8 Sound Shore Drive
Greenwich, Connecticut

Managing Director of Directorship Inc., a consultancy in board management and corporate governance. Formerly General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1994-1997). Prior to that, formerly Chairman and Chief Executive Officer of Lincoln Snacks, Inc., manufacturer of branded snack foods (1992- 1994). Currently serves as Director of Den West Restaurant Co., J. B. Williams, and Fountainhead Water Company. Age 64.

Hansel B. Millican, Jr.
Rochester Button Company
1100 Noblin Avenue
South Boston, Virginia

President and Chief Executive Officer of Rochester Button Company. Age 69.

Thomas J. Neff
Spencer Stuart & Associates
277 Park Avenue
New York, New York

Chairman of Spencer Stuart U.S., an executive search consulting firm. Age 60.

The second column of the following table sets forth the compensation accrued for the Fund's outside directors. The third and fourth columns set forth information with respect to the equity-based benefits accrued for outside directors maintained by the Lord Abbett-sponsored funds. The fourth column sets forth the total compensation payable by such funds to the outside directors. No director of the Fund associated with Lord Abbett and no officer of the Fund received any compensation from the Fund for acting as a director or officer.

                   For the Fiscal Year Ended November 30, 1997
      (1)               (2)               (3)               (4)

                                         Pension or           For Year Ended
                                         Retirement Benefits  December 31, 1997
                                         Accrued by the       Total Compensation
                         Aggregate       Mid-Cap Series of    Accrued by the
                         Compensation    the Fund and         Mid-Cap Series
      Accrued by         Twelve Other    of  Fund and
                         Mid-Cap Series  Lord Abbett-         Twelve Other
                         of the          sponsored Funds(2)   Lord Abbett-
Name of Director         Fund(1)         ------------------   sponsored Funds(3)
----------------         -------                              ------------------

E. Thayer Bigelow        None            $17,068              $56,000
Stewart S. Dixon         None            $32,190              $55,000
John C. Jansing          None            $45,085(4)           $55,000
C. Alan MacDonald        None            $30,703              $57,400
Hansel B. Millican, Jr.  None            $37,747              $55,000
Thomas J. Neff           None            $19,853              $56,000

1. Outside directors' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the other Lord Abbett Funds (excluding the Mid-Cap Series) to its outside directors/trustees is being deferred under a plan that deems the deferred amounts to be invested in shares of the other Lord Abbett Funds (excluding the Mid-Cap Series, for later distribution to the directors/trustees.

2. The amounts in Column 3 were accrued by the Lord Abbett-Sponsored Funds for the 12 months ended November 30, 1997 with respect to the equity based plans established for independent directors in 1996. This plan supersedes a previously approved retirement plan for all future directors. Current directors had the option to convert their accrued benefits under the retirement plan. All of the outside directors except one made such an election.

3. This column shows aggregate compensation, including directors fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 1997. Since no amounts of aggregate compensation were payable by the Mid-Cap Series for the year ended November 30, 1997, no shares were deemed invested in Mid-Cap Series shares.

4. Mr. Jansing chose to continue to receive benefits under the retirement plan which provides that outside directors (trustees) may receive annual retirement benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the other Lord Abbett Funds (excluding the Mid-Cap Series) were the same as it is today, he would receive annual retirement benefits of $50,000.

Except where indicated, the following executive officers of the Fund have been associated with Lord Abbett for over five years. Of the following, Messrs. Allen, Brown, Carper, Ms. Foster, Messrs. Hilstad, Hudson, Morris, Noelke and Walsh are partners of Lord Abbett; the others are employees: Robert G. Morris, age 52, Robert P. Fetch, age 45 Executive Vice Presidents, Paul A. Hilstad, age 55, Vice President and Secretary (with Lord Abbett since 1995; formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.); Stephen I. Allen, age 44; Zane E. Brown, age 46; Daniel E. Carper, age 46; Daria L. Foster, age 43; Lawrence H. Kaplan, age 41 (with Lord Abbett since 1977 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. - 1995 - 1997; prior thereto Senior Vice President and Associate General Counsel of Kidder, Peabody & Co. Incorporated); Thomas F. Konop, age 55; Robert J. Noelke, age 41; A. Edward Oberhaus, age 37; Keith F. O'Connor, age 42; John J. Walsh, age 62, Vice Presidents; and Donna M. McManus, age 37, Treasurer (with Lord Abbett since 1996, formerly a Senior Manager at Deloitte & Touche
LLP).

The Fund's By-Laws provide that the Fund shall not hold an annual meeting of its stockholders in any year unless one or more matters are required to be acted on by stockholders under the Act, or unless called by a majority of the Board of Directors or by stockholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting. When any such annual meeting is held, the stockholders will elect directors and vote on the approval of the independent auditors of the Fund.

As of November 30, 1997 our officers and directors, as a group, owned less than 12% of the Mid-Cap Series' outstanding shares.

                                       3.
                     Investment Advisory and Other Services

As described under "Our Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Eleven of the twelve general partners of Lord Abbett are officers and/or directors of the Fund and are identified as follows: Stephen I. Allen, Zane E. Brown, Daniel E. Carper, Robert S. Dow, Daria L. Foster, Paul A. Hilstad, Robert G. Morris, Robert J. Noelke, E. Wayne Nordberg and John J. Walsh. The other general partners of Lord Abbett who are neither an officers nor directors of the Fund are Michael McLaughlin and W. Thomas Hudson. The address of each partner is The General Motors Building, 767 Fifth Avenue, New York, New York 10153-0203.

The services performed by Lord Abbett are described under "Our Management" in the Prospectus. Under the Management Agreement, we are obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .75 of 1% of the Series' average daily net assets. For the period from August 1, 1995 (commencement of operations) through November 30, 1995, and each of the two fiscal years ended November 30, 1997 this management fee was waived by Lord Abbett with respect to the Mid-Cap Series and, except for this waiver, would have amounted to $2,125, $8,249 and $10,844, respectively.

We are obligated to pay all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering the Series' shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions. For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and each of the two fiscal years ended November 30, 1997, Lord Abbett, although not obligated to, voluntarily assumed the above-mentioned expenses which, if not so assumed, would have amounted to $7,544, $18,000 and $12,000, respectively, with respect to the Mid-Cap Series.

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281 are the independent auditors of the Fund and must be approved at least annually by our Board of Directors to continue in such capacity. They perform audit services for the Fund including the examination of financial statements included in our annual report to shareholders.

The Bank of New York ("BONY"), 48 Wall Street, New York, New York, is the Fund's custodian. In accordance with the requirements of Rule 17f-5, the Fund's directors have approved arrangements permitting the Fund's foreign assets not held by BONY or its foreign branches to be held by certain qualified foreign banks and depositories.

                                       4.
                             Portfolio Transactions

Our policy is to obtain best execution on all our portfolio transactions, which means that we seek to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, we pay a commission rate determined to attract the services we require, as described below. That rate may be higher or lower than other brokers might charge on the same transactions. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts
-- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities in a timely manner, including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

If other clients of Lord Abbett buy or sell the same security at the same time as we do, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with us in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as we do, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as we do.

We will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for our benefit or otherwise) from dealers as consideration for the direction to therm of portfolio business.

If we tender portfolio securities pursuant to a cash tender offer, we will seek to recapture any fees or commissions involved by designating Lord Abbett our agent so that the fees may be passed back to us. As other legally permissible opportunities come to our attention for the direct or indirect recapture by us of brokerage commissions or similar fees paid on portfolio transactions, our directors will determine whether we should or should not seek such recapture.

For the period from August 1, 1995 (commencement of operations) through November 30, 1995 and the two fiscal years ended November 30, 1997, we paid total commissions to independent broker-dealers of $3,245, $2,155 and $3,687, respectively, with respect to the Mid-Cap Series.

                                       5.
                             Purchases, Redemptions
                            and Shareholder Services

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

As disclosed in the Prospectus, we calculate our net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on the New York or American Stock Exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors.

The maximum offering price of our shares on November 30, 1997 was computed as follows (assuming no sales charge currently in effect):

                                                   Mid-Cap Series
                                                   --------------
Maximum offering price per share is equal to
the net asset value per share
(net assets divided by shares outstanding)........ $16.18

The Fund has entered into a distribution agreement with Lord Abbett under which Lord Abbett is obligated to use its best efforts to find purchasers for the shares of the Fund and to make reasonable efforts to sell the Series' shares so long as, in Lord Abbett's judgment, a substantial distribution can be obtained by reasonable efforts.

As stated in the Prospectus, our shares may be purchased at net asset value only by directors (trustees) of the Lord Abbett-sponsored funds, partners and employees of Lord Abbett, and spouses and other family members of such directors (trustees), partners and employees.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 60 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

                                       6.
                                Past Performance

The Fund computes the average annual compounded rate of total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested (in this case there is no sales charge) and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       7.

                                      Taxes

The value of any shares redeemed by the Fund or otherwise sold may be more or less than your tax basis in the shares at the time the redemption or sale is made. Any gain or loss generally will be taxable for federal income tax purposes. Any loss realized on the sale or redemption of Series shares which you have held for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any capital gains distributions which you received with respect to such shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of sale, the taxpayer acquires stock or securities that are substantially identical.

The writing of call options and other investment techniques and practices which the Series may utilize, as described above under "Investment Objectives and Policies," may create "straddles" for United States federal income tax purposes and may affect the character and timing of the recognition of gains and losses by the Series. Such transactions may increase the amount of short-term capital gain realized by the Series, which is taxed as ordinary income when distributed to shareholders. Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict the Series' ability to engage in transactions in options.

As described in the Prospectus under "How We Invest - Risk Factors," the Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is expected that Series shareholders who are subject to United States federal income tax will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Series.

The Series will be subject to a 4% non-deductible excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with a calendar-year distribution requirement. The Series intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax. Dividends paid by the Series will qualify for the dividends-received deduction for corporations to the extent they are derived from dividends paid by domestic corporations.

Gains and losses realized by the Series on certain transactions, including sales of foreign debt securities and certain transactions involving foreign currency, will be treated as ordinary income or loss for federal income tax purposes to the extent, if any, that such gains or losses are attributable to changes in exchange rates for foreign currencies. Accordingly, distributions taxable as ordinary income will include the net amount, if any, of such foreign exchange gains and will be reduced by the net amount, if any, of such foreign exchange losses.

If the Series purchases shares in certain foreign investment entities, called "passive foreign investment companies," it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Series to its shareholders. Additional charges in the nature of interest may be imposed on either the Fund or its shareholders in respect of deferred taxes arising from such distributions or gains.

If the Series were to invest in a passive foreign investment company with respect to which the Series elected to make a "qualified electing fund" election, in lieu of the foregoing requirements, the Series might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if such amount were not distributed to the Series.

                                       8.
                           Information About the Fund

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Fund's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such G1 security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored mutual fund to the extent contemplated by the recommendations of such Advisory Group.

                                       9.
                              Financial Statements

The financial statements with respect to the Mid-Cap Series for the fiscal year ended November 30, 1997 and the report of Deloitte & Touche LLP, independent auditors, on such financial statements contained in the 1997 Annual Report to Shareholders of Mid-Cap Series of Lord Abbett Research Fund, Inc. are incorporated herein by reference to such financial statements and reports in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

PART C OTHER INFORMATION

Item 24. Financial Statements and Exhibits

         (a) Financial Statements

             Part A - Financial Highlights for the two fiscal years ended November 30, 1997 and November 30, 996, and for the period August 1, 1995 (commencement of operations) - to November 30, 1995.

             Part B - Statement of Net Assets at November 30, 1996. Statement of Operations at November 30, 1997.

         (b) Exhibits -
                  99.B11 Consent of Deloitte & Touche**
                  Ex.16  Computation of Performance*

      *     Filed herewith
     **     To Be Filed
If exhibit is not mentioned above, it is not applicable or has been previously filed.

Item 25. Person Controlled by or Under Common Control with Registrant

              None.

Item 26. Number of Record Holders of Securities
                               As of March 6, 1998

                                  Mid-Cap - 60

Item 27. Indemnification

         Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers. Since Registrant has its executive offices in the State of New York, and is qualified as a foreign corporation doing business in such State, the persons covered by the foregoing statute may also be entitled to and subject to the limitations of the indemnification provisions of Section 721-727 of the New York Business Corporation Law.

         The general effect of these statutes is to protect officers, directors and employees of Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-Laws of Registrant, without limiting the authority of Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, makes the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above-mentioned Section 2-418 of Maryland Law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

         In referring in its By-Laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland Law and Section 17(h) of the Investment Company Act of 1940, Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either
         Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said
         Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-Laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section

         17(h), Registrant understands that it would be required under its By-Laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified ("indemnitee") was not liable to Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither "interested persons" (as defined in the 1940 Act) of Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, Registrant will make advances of attorneys' fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expense incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         Lord, Abbett & Co. acts as investment advisor for twelve, other open-end investment companies (of which it is principal underwriter for thirteen), and as investment adviser to approximately 6,220 private accounts. Other than acting as directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his own account or in the capacity of director, officer, employee, partner or trustee of any entity except as follows:

             John J. Walsh
             Trustee
             The Brooklyn Hospital Center
             100 Parkside Avenue
             Brooklyn, N.Y.

Item 29. Principal Underwriter

         (a) Lord Abbett Affiliated Fund, Inc.
             Lord Abbett Bond-Debenture Fund, Inc.
             Lord Abbett Mid-Cap Value Fund, Inc.
             Lord Abbett Developing Growth Fund, Inc.
             Lord Abbett Tax-Free Income Fund, Inc.
             Lord Abbett Global Fund, Inc.
             Lord Abbett U. S. Government Securities Money Market Fund, Inc. Lord Abbett Series Fund, Inc.
             Lord Abbett Equity Fund
             Lord Abbett Tax-Free Income Trust
             Lord Abbett Securities Trust
             Lord Abbett Investment Trust

             Investment Advisor
             American Skandia Trust (Lord Abbett Growth and Income Portfolio)

         (b) The partners of Lord, Abbett & Co. are:

             Name and Principal                        Positions and Offices
             Business Address (1)                      with Registrant
             --------------------                      ---------------
             Robert S. Dow                             Chairman and President
             Zane E. Brown                             Vice President
             Paul A. Hilstad                           Vice President &
                                                         Secretary
             Stephen I. Allen                          Vice President
             Daniel E. Carper                          Vice President
             Daria L. Foster                           Vice President
             W. Thomas Hudson                          Vice President
             Michael McLaughlin                        Vice President
             Robert G. Morris                          Vice President
             E. Wayne Nordberg                         Vice President
             Robert J. Noelke                          Vice President
             John J. Walsh                             Vice President

             (1) Each of the above has a principal business address 767 Fifth Avenue, New York, NY 10153

         (c) Not applicable

Item 30. Location of Accounts and Records

         Registrant maintains the records, required by Rules 31a - 1(a) and (b), and 31a - 2(a) at its main office.

         Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

         Certain records such as canceled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 31. Management Services

         None

Item 32. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement and/or any amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 13th day of March, 1998.

                                            LORD ABBETT RESEARCH FUND, INC.

                                            By /s/ Robert S. Dow
                                               ---------------------------------
                                               Robert S. Dow,
                                               Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                                 Chairman, President
/s/ Robert S. Dow                   and Director                  3/13/98
--------------------------      ------------------------      -----------------
Robert S. Dow                          (Title)                     (Date)


                                 Vice President and
/s/ Keith F. O'Connor          Chief Financial Officer            3/13/98
--------------------------      ------------------------      -----------------
Keith F. O'Connor                      (Title)                     (Date)


/s/ E. Wayne Nordberg                 Director                    3/13/98
--------------------------      ------------------------      -----------------
E. Wayne Nordberg                      (Title)                     (Date)


/s/ Stewart S. Dixon                  Director                    3/13/98
--------------------------      ------------------------      -----------------
Stewart S. Dixon                       (Title)                     (Date)


/s/ John C. Jansing                   Director                    3/13/98
--------------------------      ------------------------      -----------------
John C. Jansing                        (Title)                     (Date)


/s/ C. Alan MacDonald                 Director                    3/13/98
--------------------------      ------------------------      -----------------
C. Alan MacDonald                      (Title)                     (Date)


/s/ Hansel B. Millican, Jr.           Director                    3/13/98
--------------------------      ------------------------      -----------------
Hansel B. Millican, Jr.                (Title)                     (Date)


/s/ Thomas J. Neff                    Director                    3/13/98
--------------------------      ------------------------      -----------------
Thomas J. Neff                         (Title)                     (Date)


/s/ E. Thayer Bigelow                 Director                    3/13/98
--------------------------      ------------------------      -----------------
E. Thayer Bigelow                      (Title)                     (Date)